Exhibit 99.1

Farmer Bros. Co. Reports Fiscal Second Quarter 2023 Financial Results and Publishes Inaugural Quarterly Shareholder Letter

Fiscal Q2 2023 Net Sales Increased 12% year-over-year to $132.7 million

Sequential Gross Margin Improved in Fiscal Q2 2023

NORTHLAKE, Texas, February 8, 2023 (GLOBE NEWSWIRE) - Farmer Bros. Co. (NASDAQ: FARM) (the “Company”) today reported financial results for its second fiscal quarter ended December 31, 2022. The Company published its inaugural quarterly shareholder letter, which contains a discussion on the quarterly results and more details on the financial results and can be found on the Company’s website at www.farmerbros.com under “Investor Relations.”
Deverl Maserang, Chief Executive Officer, commented, “We made solid progress in the quarter, delivering continued double-digit sales growth and a slight increase in our gross margin. We also saw improved Adjusted EBITDA as we held operating costs in check despite the inflationary environment.”
“While our turnaround strategy has begun to yield improved financial results, there have been several factors that have impacted the business, including coffee pricing dynamics, customer inventory, and purchasing adjustments. Despite these headwinds, we're encouraged by our progress and are optimistic. Our underlying cost structure has fundamentally improved, as has our balance sheet, and we have seen continued sales growth momentum as we build new revenue streams. We believe that the expected favorable pricing environment in the coming quarters will lead to meaningful improvement in our results. The strategy is in place, and we are determined to show the benefits of our hard work as we move through fiscal 2023 and into the next fiscal year.”
Investor Conference Call
The Company will host an audio-only investor conference call today, February 8, 2023, at 5:00 p.m. Eastern time (4:00 p.m. Central time) to briefly discuss the Company’s financial results for the second fiscal quarter ended December 31, 2022. The Company’s shareholder letter will be available on the Company’s website at www.farmerbros.com under “Investor Relations” and filed with the Securities and Exchange Commission.
The call will be open to all interested investors through a live audio web broadcast via the Internet at https://edge.media-server.com/mmc/p/ab6mt6ci and at the Company’s website www.farmerbros.com under “Investor Relations.” The call also will be available by phone to investors and analysts through pre-registration. Callers who pre-register will be given dial-in details and a unique PIN via email to gain immediate access to the call and bypass the live operator.
The audio-only webcast will be archived for at least 30 days on the Investor Relations section of the Farmer Bros. Co. website and will be available approximately two hours after the end of the live webcast.
About Farmer Bros. Co.
Founded in 1912, Farmer Bros. Co. is a national coffee roaster, wholesaler, equipment servicer and distributor of coffee, tea and culinary products. The Company’s product lines include organic, Direct Trade and sustainably-produced coffee. With a robust line of coffee, hot and iced teas, cappuccino mixes, spices, and baking/biscuit mixes, the Company delivers extensive beverage planning services and culinary products to its U.S. based customers. The Company serves a wide variety of customers, from small independent restaurants and foodservice operators to large institutional buyers like restaurant, department and convenience store chains, hotels, casinos, healthcare facilities, and gourmet coffee houses, as well as grocery chains with private brand coffee and consumer branded coffee and tea products, and foodservice distributors.
Headquartered in Northlake, Texas, Farmer Bros. Co. generated net sales of $469.2 million in fiscal 2022. The Company’s primary brands include Farmer Brothers®, Artisan Collection by Farmer Brothers™, Superior®, Metropolitan™, China Mist® and Boyds®.

Forward Looking Statements
This press release and other documents we file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, our financial condition, our products, our business strategy, our beliefs and our management’s assumptions. In addition, we, or others on our behalf, may make forward-looking statements in press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “may,” “assumes” and other words of similar meaning. These statements are based on management’s beliefs, assumptions, estimates and observations of future events based on information available to our management at the time the statements are made and include any statements that do not relate to any historical or current fact. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements due in part to the risks, uncertainties and assumptions set forth in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 filed with the SEC on September 2, 2022 (the “2022 Form 10-K”) as amended by Amendment No. 1 to the 2022 Form 10-K, filed with the SEC on October 27, 2022, as well as other factors described from time to time in our filings with the SEC.
Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, severe weather, levels of consumer confidence in national and local economic business conditions, the impact of labor shortages, the increase of costs due to inflation, an economic downturn caused by any pandemic, epidemic or other disease outbreak, comparable or similar to COVID-19, the success of our turnaround strategy, the impact of capital improvement projects, the adequacy and availability of capital resources to fund our existing and planned business operations and our capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in our performance, the capacity to meet the demands of our large national account customers, the extent of execution of plans for the growth of our business and achievement of financial metrics related to those plans, our success in retaining and/or attracting qualified employees, our success in adapting to technology and new commerce channels, the effect of the capital markets as well as other external factors on shareholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, including any effects from inflation, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks, uncertainties and assumptions described from time to time in our filings with the SEC.
Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this press release and any other public statement made by us, including by our management, may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required under federal securities laws and the rules and regulations of the SEC.

Contact:
Ellipsis IR
Investor.relations@farmerbros.com